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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  January 30, 1997




                                SITEL CORPORATION
               (Exact name of registrant as specified in its charter)



        Minnesota                      1-12577              47-0684333
(State or jurisdiction of         (Commission File        (IRS Employer
    incorporation or                   Number)          Identification No.)
      organization)


                                 13215 Birch Street
                                Omaha, Nebraska 68164
                                   (402) 963-3010

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                     ____________________________________________


This 8-K/A consists of 5 pages.


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The Registrant hereby amends its Form 8-K  with a report date of January 30,
1997 to properly tag exhibits 16.1 and 16.2 originally included under Item 7.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  April 3, 1997                    SITEL Corporation
                                     By: Donald J Vrana, Corporate Controller